UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-01728

Nicholas Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2012

Date of reporting period: 09/30/2011

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

September 30, 2011

NICHOLAS FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2011

Report to Fellow Shareholders:

     For the six-month period ended September 30, 2011, Nicholas Fund produced a -13.62% return compared to -13.78% for the Standard & Poor’s 500 Index. As of September 30, 2011, the one year results were as follows: Nicholas Fund up 3.38% and the S&P 500 Index up 1.14%. The comparisons to the Fund’s benchmark, the S&P 500, as shown below, are all favorable.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended September 30, 2011.

			Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year	Life(1)
Nicholas Fund, Inc	-13.62%	3.38%	5.69%	1.95%	4.45%	10.27%
Standard & Poor‘s 500 Index	-13.78%	1.14%	1.23%	-1.18%	2.82%	9.34%
Consumer Price Index	1.55%	3.90%	1.22%	2.28%	2.45%	4.41%
Ending value of $10,000 invested
in Nicholas Fund, Inc	$8,638	$10,338	$11,805	$11,013	$15,461	$618,718
Fund’s Expense Ratio (from 07/31/11 Prospectus): 0.76%
Fund’s Expense Ratio (from 07/31/11 Prospectus
including Acquired Funds Fees and Expenses): 0.89%(2)

(1) The life of the Fund is 42.2 years from the date of its initial public offering, July 14, 1969. Starting time period for the Standard & Poor‘s 500 Index and the Consumer Price Index was June 30, 1969.

(2) The expense ratio does not correlate to the ratio of expenses to average net assets provided in the Fund’s financial highlights. The financial highlights reflect the operating expenses of the Fund and do not include the indirect expenses incurred as a result of acquiring investments in shares of one or more other investment companies (Acquired Fund Fess and Expenses). The Fund’s expense ratio for the period ended September 30, 2011 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund‘s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At September 30, 2011, 94.59% of the Fund’s net assets were invested in equities with 5.41% in cash equivalents. The diversified portfolio consisted of 53 stocks. The Fund’s top five holdings were Affiliated Managers Group, MasterCard, W.W. Grainger, O’Reilly Automotive, and Walgreen. These five holdings accounted for approximately 19% of the Fund’s holdings. The largest industry concentrations were in consumer discretionary 17%, industrials 16%, health care 16%, financials 11% and energy 11%. For the six-month period from March 31 to September 30, 2011, stocks that helped the Fund’s performance were MasterCard, Ralcorp, O’Reilly Automotive, W.W. Grainger and Sally Beauty. Stocks that hurt performance were Affiliated Managers, Oshkosh Corp., Leucadia National, Apache and Inergy.

     The U.S. economy is mired in a sluggish recovery from the 2008-2009 Great Recession. In fact, the world economy is slowing with Europe probably in recession now. Because of the political gridlock in Washington D.C., we do not foresee any policy moves to change the outlook until after the 2012 elections. Interest rates, as set by the Federal Reserve Board, are near or at historical lows (Fed Funds at 0.00 to 0.25 basis points). Stimulative monetary action seems expended. Unemployment is unacceptably high at 9.1%, and we do not see that changing over the near-term. Unemployment and the weak housing market augur tepid consumer spending. Consumer spending accounts for about two-thirds of gross national product. In summary, at best, we see slow growth ahead; at worst, a “double-dip” recession is possible.

     The picture of the Fund’s portfolio at September 30 reflects a damaging stock market correction as represented by the 13.87% decline of the S&P 500 Index in the third quarter. In general, the profit performance of the portfolio companies is satisfactory. Valuation of stocks held appears on the “cheap” side. Our current preference in stock selection is for defensive, steady-earnings growers versus cyclical companies.

     In this very uncertain time for the economy and stock market, we will stay the course, which, for us, means concentrating on company fundamentals and the stock’s valuation. We believe being thorough and patient with our decisions should produce above-average long-term results.

Thank you for your continued interest in the Fund.

Sincerely,

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2011			Years Ended March 31,
	(unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE,
BEGINNING OF PERIOD	$48.18		$44.00	$27.71	$45.03	$57.85	$61.49
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.06		.09	.04	.18	.21	.80
Net gain (loss) on securities
(realized and unrealized)	(6.42)		7.87	16.34	(12.72)	(2.85)	.71
Total from investment
operations	(6.36)		7.96	16.38	(12.54)	(2.64)	1.51
LESS DISTRIBUTIONS
From and in excess of
net investment income	(.06)		(.03)	(.09)	(.17)	(.23)	(.82)
From net capital gain	(1.68)		(3.75)	—	(4.61)	(9.95)	(4.33)
Total distributions	(1.74)		(3.78)	(.09)	(4.78)	(10.18)	(5.15)
NET ASSET VALUE,
END OF PERIOD	$40.08		$48.18	$44.00	$27.71	$45.03	$57.85

TOTAL RETURN	(13.62)	%(1)	19.62%	59.21%	(31.70)%	(6.47)%	2.55%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1,400.2		$1,673.9	$1,513.1	$1,033.2	$1,690.7	$2,213.5
Ratio of expenses
to average net assets	75	%(2)	.76%	.78%	.77%	.75%	.75%
Ratio of net investment income
to average net assets	.25%	%(2)	.20%	.11%	.50%	.37%	1.30%
Portfolio turnover rate	18.39	%(2)	22.10%	27.84%	31.79%	31.18%	29.96%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2011 (unaudited)

Percentage
Name	of Net Assets
Affiliated Managers Group, Inc	4.68%
MasterCard Incorporated – Class A	3.85%
W.W. Grainger, Inc	3.83%
O’Reilly Automotive, Inc	3.68%
Walgreen Co	3.41%
Kinder Morgan Management, LLC	3.14%
Philip Morris International Inc	3.12%
Thermo Fisher Scientific Inc	2.99%
Kohl’s Corporation	2.98%
Ball Corporation	2.88%
Total of top ten	34.56%

Fund Expenses

For the six month period ended September 30, 2011 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/11	09/30/11	04/01/11 - 09/30/11
Actual	$1,000.00	$863.80	$3.53
Hypothetical	1,000.00	1,021.21	3.83
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 185 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.59%
	Consumer Discretionary – Automobiles & Components — 1.04%
550,000	Johnson Controls, Inc	$14,503,500
	Consumer Discretionary – Media — 1.40%
346,500	Morningstar, Inc	19,556,460
	Consumer Discretionary – Retailing — 14.16%
1,298,600	Aaron’s, Inc	32,789,650
669,100	Jos. A. Bank Clothiers, Inc.*	31,200,133
850,000	Kohl’s Corporation	41,735,000
740,000	LKQ Corporation*	17,878,400
772,476	O’Reilly Automotive, Inc.*	51,470,076
736,160	Penske Automotive Group, Inc	11,778,560
684,786	Sally Beauty Company, Inc.*	11,367,448
		198,219,267
	Consumer Staples – Food & Staples Retailing — 3.41%
1,450,000	Walgreen Co	47,690,500
	Consumer Staples – Food, Beverage & Tobacco — 4.20%
700,000	Philip Morris International Inc	43,666,000
765,300	Seneca Foods Corporation – Class A*+	15,152,940
		58,818,940
	Energy — 11.16%
300,000	Apache Corporation	24,072,000
1,381,300	Inergy, L.P	34,560,126
230,000	Kayne Anderson Energy Development Company	4,468,900
700,000	Kayne Anderson Energy Total Return Fund, Inc	16,933,000
600,000	Kayne Anderson Midstream/Energy Fund, Inc	12,894,000
700,000	Kayne Anderson MLP Investment Company	19,474,000
748,675	Kinder Morgan Management, LLC*	43,939,717
		156,341,743
	Financials – Diversified — 7.22%
839,900	Affiliated Managers Group, Inc.*	65,554,195
600,000	Duff & Phelps Corporation – Class A	6,396,000
1,284,785	Leucadia National Corporation	29,138,924
		101,089,119
	Financials – Insurance — 3.17%
900,000	Loews Corporation	31,095,000
450,000	W.R. Berkley Corporation	13,360,500
		44,455,500
	Financials – Real Estate — 0.83%
1,520,950	Cohen & Steers Quality Income Realty Fund, Inc	11,665,687
	Health Care – Equipment & Services — 4.34%
250,000	C.R. Bard, Inc	21,885,000
557,500	Covidien plc	24,585,750
50,000	DaVita, Inc.*	3,133,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.59% (continued)
	Health Care – Equipment & Services — 4.34% (continued)
265,100	Sirona Dental Systems, Inc.*	$11,242,891
		60,847,141
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 12.01%
1,000,000	Gilead Sciences, Inc.*	38,800,000
174,400	Mettler-Toledo International Inc.*	24,409,024
750,000	Teva Pharmaceutical Industries Ltd	27,915,000
825,688	Thermo Fisher Scientific Inc.*	41,812,840
950,000	Valeant Pharmaceuticals International, Inc.*	35,264,000
		168,200,864
	Industrials – Capital Goods — 8.19%
1,028,889	Oshkosh Corporation*	16,194,713
580,000	Snap-on Incorporated	25,752,000
358,910	W.W. Grainger, Inc	53,671,401
693,695	Woodward Inc	19,007,243
		114,625,357
	Industrials – Commercial & Professional Services — 6.27%
906,500	Copart, Inc.*	35,462,280
915,303	Healthcare Services Group, Inc	14,772,990
950,000	Republic Services, Inc	26,657,000
400,000	United Stationers Inc	10,900,000
		87,792,270
	Industrials – Transportation — 2.07%
550,000	Kirby Corporation*	28,952,000
	Information Technology – Hardware & Equipment — 1.03%
856,700	Molex Incorporated – Class A	14,461,096
	Information Technology – Semiconductors &
	Semiconductor Equipment — 0.78%
350,000	Microchip Technology Incorporated	10,888,500
	Information Technology – Software & Services — 6.78%
563,300	Fiserv, Inc.*	28,598,741
170,000	MasterCard Incorporated – Class A	53,917,200
300,000	Paychex, Inc	7,911,000
90,700	Solera Holdings, Inc	4,580,350
		95,007,291
	Materials — 6.53%
350,000	AptarGroup, Inc	15,634,500
1,300,000	Ball Corporation	40,326,000
300,000	RPM International, Inc	5,610,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.59% (continued)
	Materials — 6.53% (continued)
443,725	Stepan Company	$29,809,446
		91,379,946
	TOTAL COMMON STOCKS
	(cost $1,041,914,699)	1,324,495,181
SHORT-TERM INVESTMENTS — 5.79%
	Commercial Paper – 5.52%
$5,125,000	Thermo Fisher Scientific Inc. 10/03/11, 0.25%	5,125,000
3,000,000	UnitedHealth Group Incorporated 10/03/11, 0.37%	3,000,000
1,000,000	VW Credit, Inc. 10/03/11, 0.32%	1,000,000
4,175,000	NBCUniversal Media, LLC 10/04/11, 0.31%	4,174,964
3,700,000	Sara Lee Corporation 10/05/11, 0.27%	3,699,944
1,920,000	Valspar Corporation (The) 10/05/11, 0.30%	1,919,968
3,000,000	Bacardi Corporation 10/06/11, 0.35%	2,999,912
6,525,000	Wisconsin Energy Corporation 10/06/11, 0.32%	6,524,826
3,125,000	Kellogg Company 10/07/11, 0.22%	3,124,924
5,225,000	NBCUniversal Media, LLC 10/07/11, 0.34%	5,224,803
6,550,000	UnitedHealth Group Incorporated 10/11/11, 0.38%	6,549,447
3,000,000	Sara Lee Corporation 10/12/11, 0.27%	2,999,797
1,700,000	Stanley Black & Decker Inc. 10/12/11, 0.30%	1,699,872
3,950,000	Integrys Energy Group, Inc. 10/13/11, 0.25%	3,949,726
3,000,000	NBCUniversal Media, LLC 10/13/11, 0.31%	2,999,742
2,500,000	Wisconsin Energy Corporation 10/13/11, 0.27%	2,499,813
3,000,000	Diageo Capital plc 10/14/11, 0.41%	2,999,624
2,810,000	UnitedHealth Group Incorporated 10/17/11, 0.39%	2,809,574
3,000,000	Stanley Black & Decker Inc. 10/18/11, 0.30%	2,999,625
3,900,000	Bacardi Corporation 10/20/11, 0.35%	3,899,355
4,025,000	Clorox Company (The) 10/21/11, 0.33%	4,024,336
3,000,000	Stanley Black & Decker Inc. 10/21/11, 0.30%	2,999,550
		77,224,802
	Variable Rate Security – 0.27%
3,845,465	American Family Financial Services, Inc.(1) 10/03/11, 0.10%	3,845,465
	TOTAL SHORT-TERM INVESTMENTS (cost $81,070,267)	81,070,267
	TOTAL INVESTMENTS (cost $1,122,984,966) — 100.38%	1,405,565,448
	LIABILITIES, NET OF OTHER ASSETS — (0.38)%	(5,327,568)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$1,400,237,880

+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 4)
* Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2011 (unaudited)

ASSETS
Investments in securities at value —
Nonaffiliated issuers (cost $1,105,240,278)
see accompanying schedule of investments	$1,390,412,508
Affiliated issuers (cost $17,744,688) –
see accompanying schedule of investments (Note 4)	15,152,940
Total investments	1,405,565,448
Receivables —
Dividend and interest	1,104,533
Capital stock subscription	48,278
Total receivables	1,152,811
Other	51,303
Total assets	1,406,769,562

LIABILITIES
Payables —
Investment securities purchased	5,455,315
Due to adviser —
Management fee	840,682
Accounting and administrative fee	32,166
Total due to adviser	872,848
Other payables and accrued expense	203,519
Total liabilities	6,531,682
Total net assets	$1,400,237,880

NET ASSETS CONSIST OF
Paid in capital	$1,057,849,585
Net unrealized appreciation on investments	282,580,482
Accumulated undistributed net realized gain
on investments	57,784,505
Accumulated undistributed net investment income	2,023,308
Total net assets	$1,400,237,880

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (34,936,596 shares outstanding)	$40.08

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2011 (unaudited)

INCOME
Dividend (net of foreign taxes of $48,387)	$7,967,334
Interest	119,899
Total income	8,087,233

EXPENSES
Management fee	5,284,075
Transfer agent fees	350,666
Accounting and administrative fees	202,261
Postage and mailing	70,406
Custodian fees	40,572
Insurance	37,541
Printing	24,557
Registration fees	15,572
Audit and tax fees	13,225
Directors’ fees	8,750
Accounting system and pricing service fees	5,166
Legal fees	3,907
Other operating expenses	6,215
Total expenses	6,062,913
Net investment income	2,024,320

NET REALIZED GAIN ON INVESTMENTS	57,786,759

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(281,563,649)
Net realized and unrealized loss on investments	(223,776,890)
Net decrease in net assets resulting from operations	$(221,752,570)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended September 30, 2011 (unaudited) and the year ended March 31, 2011

	Six Months
	Ended
	09/30/2011	Year Ended
	(unaudited)	03/31/2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,024,320	$2,950,180
Net realized gain (loss) on investments	57,786,759	128,134,901
Change in net unrealized appreciation/depreciation
on investments	(281,563,649)	146,655,517
Net increase (decrease) in net assets
resulting from operations	(221,752,570)	277,740,598
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,942,000)	(1,007,074)
From net realized gain on investments	(57,892,248)	(127,128,136)
Total distributions	(59,834,248)	(128,135,210)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(298,877 and 465,394 shares, respectively)	13,728,904	20,572,053
Reinvestment of distributions
(1,231,920 and 2,849,978 shares, respectively)	55,781,324	119,054,011
Cost of shares redeemed
(1,340,543 and 2,953,788 shares, respectively)	(61,605,068)	(128,393,145)
Change in net assets derived
from capital share transactions	7,905,160	11,232,919
Total increase (decrease) in net assets	(273,681,658)	160,838,307
NET ASSETS
Beginning of period	1,673,919,538	1,513,081,231
End of period (including accumulated undistributed
net investment income of $2,023,308
and $1,940,988, respectively)	$1,400,237,880	$1,673,919,538

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

September 30, 2011 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended March 31, 2011.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Notes to Financial Statements (continued)

September 30, 2011 (unaudited)

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$1,324,495,181
Level 2 –
Commercial Paper	77,224,802
Variable Rate Security	3,845,465
Level 3 –
None	—
Total	$1,405,565,448
(1) See Schedule of Investments for further detail by industry.

There were no significant transfers between levels during the period ended September 30, 2011 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)

September 30, 2011 (unaudited)

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid semiannually. Distributions of net realized capital gain, if any, are declared and paid annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30, 2011 and the year ended March 31, 2011 was as follows:

	09/30/2011	03/31/2011
Distributions paid from:
Ordinary income	$5,948,696	$3,804,496
Long-term capital gain	53,885,553	124,330,714
Total distributions paid	$59,834,249	$128,135,210

As of September 30, 2011, investment cost for federal tax purposes was $1,116,836,175 and the tax basis components of net assets were as follows:

Unrealized appreciation	$374,784,478
Unrealized depreciation	(86,055,205)
Net unrealized appreciation	$288,729,273

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to holdings in partnership interests.

As of September 30, 2011, the Fund had no tax deferral of wash loss sales. As of September 30, 2011, the Fund has no capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact of the Funds’ financial statements, if any, is currently being assessed.

Notes to Financial Statements (continued)

September 30, 2011 (unaudited)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2011. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At September 30, 2011, the fiscal years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with “U.S. GAAP” requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of September 30, 2011. There have been no significant subsequent events since September 30, 2011 that would require adjustment to or additional disclosure in these financial statements.

(i) In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No.

2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million and .65% of the average net asset value in excess of $50 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding

Notes to Financial Statements (continued)

September 30, 2011 (unaudited)

calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $1,657 for the period ended September 30, 2011 for legal services rendered by this law firm.

(3) Investment Transactions —

For the period ended September 30, 2011, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $142,196,217 and $233,644,644, respectively.

(4) Transactions with Affiliates —

Following is a summary of fiscal 2012 transactions with “affiliated companies” as defined by the Investment Company Act of 1940:

		Share Activity
	Balance			Balance
Security Name	03/31/11	Purchases	Sales	09/30/11
Seneca Foods
Corporation – Class A	665,300	100,000	—	$765,300

Historical Record

(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)

July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
September 30, 2011	40.08	0.0564	(a)	1.6837	(a)	15.4	618,718

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on June 8, 2011 to shareholders of record on June 7, 2011.

Approval of Investment Advisory Contract

(unaudited)

In April 2011, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2012. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2011, the management fee was 0.66% and the Fund’s total expense ratio (including the management fee) was 0.76%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes. In terms of the peer group data used for performance comparisons, the Fund was ranked 27th, 9th, 23rd and 32nd out of 33 funds for the one-, three-, five- and ten-year periods ending March 31, 2011. The Fund had the fifth lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/69	*	09/30/01
Number of years investing $100 each month
following the date of initial investment	42.2		10
Total cash invested	$51,700		$13,000
Total dividend and capital gain distributions reinvested	$1,102,732		$6,489
Total full shares owned at 09/30/11	23,543		408
Total market value at 09/30/11	$943,605		$16,356

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Directors and Officers

ALBERT O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: November 10, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: November 10, 2011

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 10, 2011